EXHIBIT 24.1


                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that LIFE USA HOLDING, INC., a Minnesota corporation (the "Company"), and each of the undersigned directors of the Company, hereby constitutes and appoints Robert W. MacDonald and Mark A. Zesbaugh and each of them (with full power to each of them to act alone) its/his true and lawful attorney-in-fact and agent, for it/him and on its/his behalf and its/his name, place and stead, in any and all capacities to sign, execute, affix its/his seal thereto and file one or more Registration Statements on Form S-8 or any other applicable form under the Securities Act of 1933, as amended, and amendments thereto, including pre-effective and post-effective amendments, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, relating to an additional 1,000,000 shares of the Company's common stock, par value $.01, (the "Common Stock"), reserved for issuance with respect to the Company's 1990 Stock Option Plan, as amended.

         There is hereby granted to said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in respect of the foregoing as fully as it/he or itself/himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         This Power of Attorney may be executed in any number of counterparts, each of which shall be an original, but all of which taken together shall constitute one and the same instrument and any of the undersigned directors may execute this Power of Attorney by signing any such counterpart.

         IN WITNESS WHEREOF, LIFE USA HOLDING, INC. has caused this Power of Attorney to be executed in its name by its Executive Vice President, Chief Financial Officer, Secretary and Treasurer on the 14th day of April, 1998.

                                         LIFE USA HOLDING, INC.



                                         By    /s/ Mark A. Zesbaugh
                                           -------------------------------------
                                           Mark A. Zesbaugh, Executive Vice
                                           President, Chief Financial Officer,
                                           Secretary and Treasurer

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            The undersigned, directors of LIFE USA HOLDING, INC., have hereunto set their hands as of the 14th day of April, 1998.


    /s/ Hugh Alexander                         /s/ Daniel J. Rourke
-------------------------------------      -------------------------------------
Hugh Alexander                             Daniel J. Rourke



    /s/ Jack H. Blaine                         /s/ Ralph Strangis
-------------------------------------      -------------------------------------
Jack H. Blaine                             Ralph Strangis



    /s/ Margery G. Hughes                      /s/ Donald J. Urban
-------------------------------------      -------------------------------------
Margery G. Hughes                          Donald J. Urban



    /s/ Barbara J. Lautzenheiser               /s/ Mark A. Zesbaugh
-------------------------------------      -------------------------------------
Barbara J. Lautzenheiser                   Mark A. Zesbaugh



    /s/ Robert W. MacDonald                    /s/ Edward J. Bonach
-------------------------------------      -------------------------------------
Robert W. MacDonald                        Edward J. Bonach



                                               /s/ Robert S. James
                                           -------------------------------------
                                           Robert S. James